                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           _________________________

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
              TRUSTEE PURSUANT TO SECTION 305(B)(2) ______________

                           _________________________

                              THE BANK OF NEW YORK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)


                   New York                                     13-5160382
        (Jurisdiction of incorporation                       (I.R.S. employer
         if not a U.S. national bank)                      identification no.)

      48 Wall Street, New York, New York                          10286
   (Address of principal executive offices)                     (Zip Code)


                         AVCO FINANCIAL SERVICES, INC.
              (Exact name of obligor as specified in its charter)


                  California                                    13-2530491
       (State or other jurisdiction of                       (I.R.S. employer
        incorporation or organization)                     identification no.)

             3349 Michelson Drive                                 92715
                  Irvine, CA                                    (Zip Code)
   (Address of principal executive offices)

                           _________________________

                                Debt Securities*
                      (Title of the indenture securities)

  *Specific title(s) to be determined in connection with sale(s) of Securities

                                Exhibit 25(e)

                                    GENERAL

ITEM 1.  General Information.

         Furnish the following information as to the Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the State of        2 Rector Street, New York, N.Y. 10006, and
   New York                                       Albany, N.Y. 12203
Federal Reserve Bank of New York               33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation          Washington, D.C. 20549
New York Clearing House Association            New York, N.Y.

         (b) Whether it is authorized to exercise corporate trust powers:

             Yes.

ITEM 2.  Affiliations with Obligor

     If the obligor is an affiliate of the trustee, describe each such affiliation.

         None. (See Note on page 2.)

                           _________________________

ITEM 16.  List of Exhibits:

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1.--A copy of the Organization Certificate of The Bank of New York
         (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (See Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4.--A copy of the existing By-laws of the Trustee. (See Exhibit 4 to Form
         T-1 filed with Registration Statement No. 33-44051.)

     6.--The consent of the Trustee required by Section 321(b) of the Act. (See
         Exhibit 6 to Form T-1, Registration Statement No. 33-44051.)

     7.--A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base responsive answer to Item 2, the answer to said Item is based on incomplete information.

     Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                           _________________________

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of March, 1995.


                                          The Bank of New York

                                          By:      /s/  Vivian Georges
                                              ------------------------------
                                                        Vivian Georges
                                                   Assistant Vice President

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                    of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries

a member of the Federal Reserve System, at the close of business December 31, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                   Dollar Amounts
                                                                                                     in Thousands
    ASSETS
    Cash and balances due from depository institutions:
      Noninterest-bearing balances and currency and coin.........................................     $ 2,715,471
      Interest-bearing balances..................................................................         853,709
    Securities:
      Held-to-maturity securities................................................................       1,346,480
      Available-for-sale securities..............................................................       1,564,425
    Federal funds sold in domestic offices of the bank...........................................       5,557,770
    Loans and lease financing receivables:
      Loans and leases, net of unearned income......................................   24,091,702
      LESS: Allowance for loan and lease losses.....................................      581,958
      LESS: Allocated transfer risk reserve.........................................       31,502

    Loans and leases, net of unearned income, allowance, and reserve.............................      23,478,242
    Assets held in trading accounts..............................................................         746,396
    Premises and fixed assets (including capitalized leases).....................................         624,567
    Other real estate owned......................................................................          46,570
    Investments in unconsolidated subsidiaries and associated companies..........................         181,905
    Customers' liability to this bank on acceptances outstanding.................................         794,339
    Intangible assets............................................................................          77,527
    Other assets.................................................................................       1,300,004
                                                                                                      -----------
    Total assets.................................................................................     $39,287,405
                                                                                                       ==========

    LIABILITIES
    Deposits:
      In domestic offices........................................................................     $18,681,498
        Noninterest-bearing.........................................................    7,230,562
        Interest-bearing............................................................   11,450,936

      In foreign offices, Edge and Agreement subsidiaries, and IBFs..............................      10,611,477
        Noninterest-bearing...........................................................     69,012
        Interest-bearing.............................................................. 10,542,465
    Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the Bank and of its Edge and Agreement subsidiaries, and in IBFs:
        Federal funds purchased..................................................................       1,033,228
        Securities sold under agreements to repurchase...........................................          31,875
    Demand notes issued to the U.S. Treasury.....................................................         141,663
    Trading liabilities..........................................................................         462,071
    Other borrowed money:
      With original maturity of one year or less.................................................       1,576,410
      With original maturity of more than one year...............................................         243,955
    Bank's liability on acceptances executed and outstanding.....................................         796,534
    Subordinated notes and debentures............................................................       1,056,320
    Other liabilities............................................................................       1,490,732
                                                                                                      -----------
    Total liabilities............................................................................      36,225,763
                                                                                                      -----------

    EQUITY CAPITAL
    Common stock.................................................................................         942,284
    Surplus......................................................................................         525,666
    Undivided profits and capital reserves.......................................................       1,654,282
    Net unrealized holding gains (losses) on available-for-sale securities.......................         (54,920)
    Cumulative foreign currency translation adjustments..........................................          (5,670)
                                                                                                      -----------
    Total equity capital.........................................................................       3,061,642
                                                                                                      -----------
    Total liabilities and equity capital.........................................................     $39,287,405
                                                                                                       ==========

   I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
                                          Robert E. Keilman

   We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.
J. Carter Bacot  )
Alan R. Griffith ) Directors
Thomas A. Renyi  )
_________________________________________________
Reprinted from American Banker February 22, 1995